EXHIBIT 99.1

Aptose Biosciences Announces Arrangement Agreement for Acquisition by Hanmi Pharmaceutical

Aptose Biosciences minority shareholders to receive C$2.41 in cash per share in a “go private” transaction

SAN DIEGO and TORONTO, Nov. 19, 2025 (GLOBE NEWSWIRE) -- Aptose Biosciences Inc. (“Aptose” or the “Company”) (TSX: APS; OTC: APTOF) and Hanmi Pharmaceutical Co. Ltd. (“Hanmi”) today announced that Aptose, Hanmi and HS North America Ltd., a wholly owned subsidiary of Hanmi (“Hanmi Purchaser” and together with Hanmi, the “Hanmi Purchasers”), have entered into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which Hanmi Purchaser will acquire all of the issued and outstanding common shares of Aptose (“Common Shares”) that are not currently owned or controlled by the Hanmi Purchasers or their respective affiliates.

Hanmi has participated in multiple financings of Aptose and owns 19.93% of all outstanding Common Shares. During the past 18 months, Hanmi has singularly supported Aptose and the continued development of tuspetinib (TUS) through debt facilities to Aptose totaling more than US$30 million. Under the terms of the Arrangement Agreement, upon the completion of the transactions contemplated under the Arrangement Agreement, Aptose shareholders, other than the Hanmi Purchasers and their respective affiliates that hold any Common Shares, will receive C$2.41 in cash per Common Share, which represents a premium of 28% over Aptose’s 30-day VWAP of C$1.88 on the Toronto Stock Exchange (TSX).

“We are very pleased to have reached an agreement on a transaction with Hanmi,” stated William G. Rice, Ph.D., Chairman, President, and Chief Executive Officer of Aptose. “This transaction not only offers a premium value for our minority shareholders but also enables Aptose to continue the development of TUS combined with standard treatment venetoclax plus azacitidine (VEN+AZA) for acute myeloid leukemia (AML) in the TUSCANY Phase 1/2 clinical study. The TUS+VEN+AZA triplet therapy has shown promising response rates and safety in a diverse population of patients newly diagnosed with AML. We are extremely grateful for Hanmi’s ongoing support as we work toward our long-term goal of improving patient outcomes in AML.”

“We are very pleased to have reached this agreement with Aptose,” said Jae-Hyun Park of Hanmi. “With a growing body of positive data, it is important to support the uninterrupted and expanded development of tuspetinib in the TUSCANY clinical study. This step also marks Hanmi’s first beachhead and direct entry into North America, establishing a strategic foothold for future partnerships and clinical expansion in the region.”

Transaction Details

Under the terms of Arrangement Agreement, Aptose will continue from a corporation incorporated under the Canada Business Corporations Act to a corporation continued under the Business Corporations Act (Alberta) (the “Continuance”) and, following the completion of the Continuance, Hanmi Purchaser will acquire all of the issued and outstanding Common Shares that are not currently owned or controlled by the Hanmi Purchasers or their respective affiliates by way of a plan of arrangement under the Business Corporations Act (Alberta) (the “Arrangement” and, together with the Continuance, the “Transaction”).

Upon the completion of the Transaction, subject to applicable tax withholdings:

  each Common Share (other than any Common Share owned or controlled by the Hanmi Purchasers or their respective affiliates or for which dissent rights have been validly exercised) will be transferred to Hanmi Purchaser in exchange for an amount in cash equal to C$2.41 per Common Share;
  each Aptose option will cease to represent an option or other right to acquire any Common Share and will be deemed surrendered and exchanged for an amount in cash equal to C$2.41 per Common Share, multiplied by the number of Common Shares subject to the Aptose option, less the aggregate exercise price in respect of such Aptose option;
  each Aptose restricted share unit will cease to represent a share unit of Aptose and will be deemed surrendered and exchanged for an amount in cash equal to C$2.41 per Common Share, multiplied by the number of Common Shares subject to the Aptose restricted share unit;
  each Aptose warrant held by Armistice Capital Master Fund Ltd. (the “Armistice Warrants”) will cease to represent a warrant exercisable for Common Shares and will be deemed surrendered and exchanged for an amount in cash equal to an amount calculated using the “Black Scholes” valuation model in accordance with the terms of the applicable Armistice Warrant; and
  each Aptose warrant (other than the Armistice Warrants) will cease to represent a warrant exercisable for Common Shares and will be deemed surrendered and exchanged for an amount in cash equal to C$2.41 per Common Share, multiplied by the number of Common Shares subject to the Aptose warrant, less the aggregate exercise price in respect of such Aptose warrant.

The Arrangement Agreement contains customary non-solicitation provisions prohibiting Aptose from soliciting competing acquisition proposals, as well as “right to match” provisions in favour of Hanmi Purchaser. The Arrangement Agreement provides for a C$300,000 expense fee payable to Hanmi Purchaser if the Arrangement Agreement is terminated in certain circumstances, including in the context of a change in recommendation by the board of directors of Aptose (the “Board”) or by the special committee consisting of independent members of the Board formed in connection with the Arrangement (the “Special Committee”).

The completion of the Transaction is subject to satisfaction of customary closing conditions, including court approval and approval of Aptose shareholders as further set out below. After completion of the Transaction, Aptose expects to no longer be subject to the reporting requirements of applicable Canadian securities legislation and the Common Shares will be delisted from all stock exchanges where Common Shares are currently listed, including the TSX.

Completion of the Transaction will be subject to the approval of (i) at least two-thirds (66 2/3%) of the votes cast by Aptose shareholders present in person or represented by proxy at a special meeting of Aptose shareholders to be held no later than January 16, 2026 to approve the Transaction (the “Special Meeting”), voting as a single class, and (ii) the majority of the holders of Common Shares present in person or represented by proxy at the Special Meeting, excluding the votes of the Hanmi Purchasers and their respective affiliates, and any other shareholders whose votes are required to be excluded for the purposes of “minority approval” under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) in the context of a “business combination” (the “Minority Shareholders”). Further details regarding the applicable voting requirements will be contained in a management information circular to be filed and mailed to Aptose shareholders in connection with the Special Meeting to approve the Transaction.

Concurrent with the execution of the Arrangement Agreement, Hanmi Purchaser entered into voting support agreements with each of the directors and officers of Aptose pursuant to which, subject to the terms of the voting support agreements, each Aptose director or officer has agreed to, among other things, vote or cause to be voted all of the Common Shares owned, controlled or directed, directly or indirectly, by them in favour of the Transaction at the Special Meeting.

Further details of the Transaction are set out in the Arrangement Agreement, which will be made available on Aptose’s SEDAR+ profile at www.sedarplus.ca.

Opinion and Formal Valuation

Locust Walk Securities, LLC (“Locust Walk”) was retained by the Special Committee to provide financial advice and prepare a formal valuation of the Common Shares, as required under MI 61-101. Locust Walk delivered a valuation that, as of November 18, 2025, and based on Locust Walk’s analysis and subject to the assumptions, limitations and qualifications to be set forth in the formal valuation that will be included in the management information circular that will be sent to Aptose shareholders in connection with the Special Meeting (the “Formal Valuation”), using multiple analyses, including DCF modeling, the fair market value of the Common Shares is in the range of C$1.00 to C$5.23 per Common Share. Locust Walk has also delivered an oral opinion (the “Fairness Opinion”) to the Special Committee that, as of November 18, 2025, and subject to the assumptions, limitations and qualifications to be set forth in Locust Walk’s written fairness opinion that will be included in the management information circular, the consideration to be received by the holders of Common Shares (other than the Hanmi Purchasers and their respective affiliates) pursuant to the Arrangement Agreement is fair, from a financial point of view, to such holders of Common Shares. The management information circular will also include factors considered by the Special Committee and the Board and other relevant information.

Unanimous Approval of Aptose Special Committee and Board of Directors

The Special Committee, after consultation with and receiving advice from its financial adviser and outside legal counsel, has unanimously recommended that the Board approve the Arrangement and that Aptose shareholders vote in favour of the Arrangement.

The Board, acting on the unanimous recommendation in favour of the Arrangement by the Special Committee and after receiving advice from its financial adviser and outside legal counsel in evaluating the Arrangement, has unanimously determined that the Arrangement is fair to Aptose shareholders (other than the Hanmi Purchasers and their respective affiliates) and that the Arrangement is in the best interests of Aptose, and resolved to unanimously recommend that Aptose shareholders vote in favour of the Arrangement.

Advisors

Locust Walk is acting as financial advisor and independent valuator to the Special Committee and the Company. McCarthy Tétrault LLP is acting as independent legal advisor to the Special Committee and the Company. Stikeman Elliott LLP is acting as independent legal advisor to Hanmi Purchaser.

About Tuspetinib

Aptose’s lead compound tuspetinib is a convenient once daily oral agent that potently targets SYK, mutated and wild type forms of FLT3, mutated KIT, JAK1/2, and RSK2 kinases, while avoiding many typical toxicity concerns observed with other agents. The ongoing TUSCANY triplet Phase 1/2 study is designed to test various doses and schedules of TUS in combination with standard dosing of azacitidine and venetoclax in newly diagnosed patients with AML who are ineligible to receive induction chemotherapy. Aptose has reported data from the first three dose cohorts that have demonstrated safety, CRs and minimal residual disease (MRD) negativity across patients with diverse mutations. The early data showed that 9 out of 10 patients responded to the TUS triplet therapy, with 100% complete remission (CR/CRh) achieved in the 80mg and 120mg cohorts. Notably, patients with difficult-to-treat mutations in TP53, RAS and FLT3 genes also achieved a 100% CR/CRh rate (press release here).

About Hanmi

Hanmi Pharmaceutical Co., Ltd., founded in 1973 in Seoul, South Korea, is a leading global biopharmaceutical company focused on developing innovative drugs in the fields of oncology, diabetes, obesity, and other metabolic diseases. The company operates GMP-compliant facilities in Hwaseong, Pyeongtaek, and Siheung, Gyeonggi-do, producing high-quality APIs and finished products exported worldwide. Renowned for pioneering R&D partnerships with Janssen, Roche, MSD, and Gilead, Hanmi drives patient-centric, first-in-class therapies as a top player in Korea’s pharmaceutical industry. For more information, please visit www.hanmipharm.com.

About Aptose

Aptose Biosciences Inc. is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company's small molecule cancer therapeutics pipeline includes products designed to provide single agent efficacy and to enhance the efficacy of other anti-cancer therapies and regimens without overlapping toxicities. The Company’s lead clinical-stage compound tuspetinib (TUS), is an oral kinase inhibitor that has demonstrated activity as a monotherapy and in combination therapy in patients with relapsed or refractory acute myeloid leukemia (AML) and is being developed as a frontline triplet therapy in newly diagnosed AML. For more information, please visit www.aptose.com.

Forward Looking Statements

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. This information includes, but is not limited to, statements concerning our objectives, our strategies to achieve those objectives, as well as statements made with respect to management’s beliefs, plans, estimates, projections and intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “expects”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “intends”, “anticipates”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances. Forward-looking information in this news release include, among other things, statements relating to Aptose’s business in general; statements relating to the Transaction, the ability to complete the transactions contemplated by the Arrangement Agreement and the timing thereof, including the parties’ ability to satisfy the conditions to the completion of the Transaction, the receipt of the required Aptose shareholder approval and court approval and other customary closing conditions, the possibility of any termination of the Arrangement Agreement in accordance with its terms, and the expected benefits to the Company and its shareholders of the proposed Transaction.

Risks and uncertainties related to the transactions contemplated by the Arrangement Agreement include, but are not limited to: the possibility that the Transaction will not be completed on the terms and conditions, or on the timing, currently contemplated, and that it may not be completed at all, due to a failure to obtain or satisfy, in a timely manner or otherwise, required regulatory, shareholder and court approvals and other conditions to the completion of the Transaction or for other reasons; the risk that competing offers or acquisition proposals will be made; the negative impact that the failure to complete the Transaction for any reason could have on the price of the Common Shares or on the business of Aptose; Hanmi Purchaser’s failure to pay the cash consideration at completion of the Transaction; the business of Aptose may experience significant disruptions, including loss of employees due to transaction related uncertainty, industry conditions or other factors; risks relating to employee retention; the risk of regulatory changes that may materially impact the business or the operations of Aptose; risks related to the diversion of management’s attention from Aptose’s ongoing business operations while the Transaction is pending; and other risks and uncertainties affecting Aptose, including those described in filings and reports Aptose may make from time to time with the Canadian securities authorities. Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. No forward-looking statement is a guarantee of future results. Accordingly, you should not place undue reliance on forward-looking information, which speaks only as of the date made. The forward-looking information contained in this news release represents the Company’s expectations as of the date of this news release (or as the date they are otherwise stated to be made) and are subject to change after such date. However, the Company disclaims any intention or obligation or undertaking to update or revise any forward-looking information whether as a result of new information, future events or otherwise, except as required under applicable securities laws in Canada. All of the forward-looking information contained in this news release is expressly qualified by the foregoing cautionary statements.

This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell, or an offer to sell or a solicitation of an offer to buy, Common Shares.

For further information, please contact:

Aptose Biosciences Inc.
Susan Pietropaolo
Corporate Communications & Investor Relations
201-923-2049
spietropaolo@aptose.com